     As Filed With the Securities And Exchange Commission on May 8, 1995;

                           Registration No. 33-57915

- --------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                     ------------------------------------

                               AMENDMENT NO. 2

                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                     ------------------------------------

                              HABERSHAM BANCORP
      -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Georgia                       6025                     58-1563165
 ---------------           --------------------           ------------
 (State of other            (Primary Standard          (I.R.S. Employer
 jurisdiction of            Industrial Classi-        Identification No.)
 incorporation)             fication Code No.)

                              Highway 441 North
                                P. O. Box 1980
                           Cornelia, Georgia 30531
                                (706) 778-1000
   -----------------------------------------------------------------------
        (Address, including ZIP Code, and telephone number, including area code, of registrant's principal executive offices)


                           Kathryn L. Knudson, Esq.
                      Powell, Goldstein, Frazer & Murphy
                 Sixteenth Floor, 191 Peachtree Street, N.E.
                           Atlanta, Georgia  30303
                                (404) 572-6600
      -----------------------------------------------------------------
              (Name, address, including ZIP Code, and telephone
              number, including area code, of agent for service)


Approximate date of commencement of the proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G check the following box.
                                        ----

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.




Exhibit Index on page 6.                                    Page 1 of 10 pages.


- ---------------------------------------------------------------------------------------------------------
                                       CALCULATION OF REGISTRATION FEE




                                                    Proposed              Proposed
  Title of each class                               maximum               maximum             Amount of
     of securities         Amount to be             offering              aggregate          Registration
   to be registered         registered           price per unit        offering price            Fee
  -------------------    ----------------        --------------        --------------        ------------
  Common stock           828,975(1) shares         $10.25(2)           $8,496,994(2)         $2,930(2)(3)



(1) The number of shares being registered assumes that each holder of Security Bancorp, Inc. common stock elects to receive shares of the Registrant's common stock in the merger described herein. It also takes into account the effects of the Registrant's five-for-one stock split (to be effected in the form of a 400% stock dividend) with respect to the Registrant's common stock that will be paid on May 15, 1995 to the holders of its outstanding common stock as of a record date of May 1, 1995. The Registrant will deregister any shares that are not issued in the merger.

(2) In accordance with Rule 457(f)(2), the registration fee is based upon the book value ($10.25) at December 31, 1994 of the shares of Security common stock to be received by the Registrant in connection with the merger.

(3) Previously paid.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


         Except as set forth herein, information contained in Part II of the Registration Statement as previously filed is unchanged and remains a part of the Registration Statement.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

      (a) Exhibits (See exhibit index immediately preceding the exhibits for the page number where each exhibit can be found)


EXHIBIT
NUMBER                                      DESCRIPTION OF EXHIBITS
- -------                                     -----------------------
2(a)   --   Agreement and Plan of Merger, dated as of January 16, 1995, by and between Habersham and Security (included in
            Appendix A to the Proxy Statement/Prospectus and incorporated by reference herein)*

2(b)   --   Form of Letter Agreement Regarding Stock Options, dated as of January 16, 1995, among Habersham, Security and the
            Security Option Holders named therein (included in Appendix B to the Proxy Statement/Prospectus and incorporated by reference herein)*

3(a)   --   Amended and Restated Articles of Incorporation, as amended*

3(b)   --   Bylaws (included as Exhibit 3.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1989, previously filed with the Commission and incorporated by reference herein), together with an amendment thereto (included as Exhibit
            3.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1990, previously filed with the Commission and incorporated by reference herein) (Commission File No. 0-13153)

4(a)   --   See Exhibits 3(a) and 3(b) for provisions of the Articles of Incorporation and Bylaws of the Registrant defining rights of holders of Common Stock of the Registrant

5      --   Opinion of Powell, Goldstein, Frazer & Murphy, including consent*

8      --   Opinion of Powell, Goldstein, Frazer & Murphy, including consent

11     --   Statement regarding computation of per share earnings*

23(a)  --   Consent of Powell, Goldstein, Frazer & Murphy (included in Exhibits 5 and 8)

23(b)  --   Consent of Deloitte & Touche LLP*

23(c)  --   Consent of Joseph Decosimo and Company*

23(d)  --   Consent of Alex Sheshunoff & Co. Investment Banking*

24     --   Power of Attorney (see signature page to the Registration Statement)*

27     --   Financial Data Schedule*

99     --   Form of Proxy (included in Appendix E to the Proxy Statement/Prospectus and incorporated by reference herein)*
- -------------------


*Previously filed.

      (b) Financial Statement Schedules

      Schedules are omitted because they are not required or are not applicable, or the required information is shown in the financial statements or notes thereto.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on May 5, 1995.


                                   HABERSHAM BANCORP

                                   By: /s/ David D. Stovall
                                       --------------------------------
                                           David D. Stovall
                                           President and Chief Executive Officer

                               POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement Amendment has been signed by the following persons in the capacities indicated on May 5, 1995.



                SIGNATURE                                      TITLE
                ---------                                      -----
                    *                            Chairman of the Board and Director
       ----------------------------
       Thomas A. Arrendale, Jr.

                    *                            Vice Chairman of the Board and Director
       ----------------------------
       Thomas A. Arrendale, III

       /s/ David D. Stovall                      President, Chief Executive Officer and Director
       ----------------------------
       David D. Stovall                          (Principal Executive, Financial and Accounting Officer)

                    *                            Director
       ----------------------------
       James Holcomb

                    *                            Director
       ----------------------------
       James A. Stapleton, Jr.

                    *                            Director
       ----------------------------
       Calvin R. Wilbanks


- ----------------------------------

*By:   /s/ David D. Stovall
       ------------------------------------------
       David D. Stovall
       Attorney-in-Fact


                                 EXHIBIT INDEX


EXHIBIT                           DESCRIPTION OF
NUMBER                            EXHIBITS
- ------                            --------
2(a)             Agreement and Plan of Merger, dated as of January 16, 1995, by and between Habersham and Security (included in Appendix A to the Proxy Statement/Prospectus and incorporated by
                 reference herein)*

2(b)             Form of Letter Agreement Regarding Stock Options, dated as of January 16,
                 1995, among Habersham, Security and the Security Option Holders named therein (included in Appendix B to the Proxy Statement/Prospectus and incorporated by reference herein)*

3(a)             Amended and Restated Articles of Incorporation, as amended*

3(b)             Bylaws, as amended (included as Exhibit 3.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1989, previously filed with the Commission and incorporated by reference herein), together with an amendment thereto (included as Exhibit 3.2 to the Registrant's Form 10-K for the fiscal year ended December 31, 1990, previously filed with the
                 Commission and incorporated by reference herein) (Commission File No. 0-13153)

4(a)             See Exhibits 3(a) and 3(b) for provisions of the Articles of Incorporation and Bylaws of the Registrant defining rights of holders of Common Stock of the Registrant

5                Opinion of Powell, Goldstein, Frazer & Murphy, including consent*

8                Opinion of Powell, Goldstein, Frazer & Murphy, including consent

11               Statement regarding computation of per share earnings*

23(a)            Consent of Powell, Goldstein, Frazer & Murphy (included in Exhibits 5 and 8)

23(b)            Consent of Deloitte & Touche LLP*

23(c)            Consent of Joseph Decosimo and Company*

23(d)            Consent of Alex Sheshunoff & Co. Investment Banking*

24               Power of Attorney (see signature page to the Registration Statement)*

27               Financial Data Schedule*

99               Form of Proxy (included in Appendix E to the Proxy Statement/Prospectus and incorporated by reference herein)*


- ------------------
*Previously filed.